SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              December 1, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure

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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On December 1, 2005, Weyerhaeuser Company issued a press release stating the
Following:

Weyerhaeuser Company Announces Expiration of its Any and All Tender Offers

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE:WY) announced the expiration of its Any and All Offers. According to the information provided by Global Bondholder Services Corporation, the depositary for the tender offers, $64,760,000 in aggregate principal amount of the 8.375 percent Debentures due Feb. 15, 2007 and $212,990,000 in aggregate principal amount of the 5.250 percent Notes due Dec. 15, 2009 were validly tendered and not validly withdrawn on or before the expiration of the Any and All Offers at 5:00 p.m. New York City time, on Dec. 1, 2005. Weyerhaeuser has accepted for payment all securities validly tendered and not validly withdrawn in the Any and All Offers and expects that the applicable payment for the securities purchased pursuant to the Any and All Offers will be made by the depositary in same-day funds on Dec. 2, 2005. In addition, according to information provided by Global Bondholder Services Corporation, as of 5:00 p.m. New York City time, on Dec. 1, 2005, $359,835,000 in aggregate principal amount of the 6.125 percent Notes due March 15, 2007 were validly tendered and not validly withdrawn on or before 5:00 p.m., New York City time, on Dec. 1, 2005, the early tender date for the Maximum Tender Offers.

Under the conditions specified in its Offer to Purchase dated November 16, 2005, the Maximum Principal Amount to be Accepted will, in the case of the 6.125 percent Notes due March 15, 2007, be equal to the lesser of (i) $300,000,000 and
(ii) the difference between $500,000,000 (the "Tender Cap") and the principal amount of securities purchased by Weyerhaeuser pursuant to the Any and All Offers. The Maximum Principal Amount to be Accepted by Weyerhaeuser pursuant to the Maximum Tender Offers is $222,250,000. Because the principal amount of
6.125 percent Notes due March 15, 2007 validly tendered and not validly withdrawn on or before the early tender date exceeded the Maximum Principal Amount to be Accepted for the 6.125 percent Notes due March 15, 2007, Weyerhaeuser will not purchase any of its 5.950 percent Notes due November 1, 2008 in the Maximum Tender Offers. Securities of this class that have been tendered will be returned promptly to the tendering holders.

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The Table below sets forth more fully the amount of securities validly tendered and accepted  in the offers to date.


                                                 Percentage
                   Principal      Principal          of
                     Amount        Amount       Outstanding    Acceptance
    Title of      Outstanding     Tendered         Amount        Priority
    Security         (US$)          (US$)         Tendered        Level

    Offer for Securities Listed Below:
     Any and All Offers

     8.375%
    Debentures
     due
    Feb. 15,
     2007         $150,000,000    $64,760,000       43.2%           N/A

     5.250%
    Notes due
     Dec. 15,
      2009        $249,954,000   $212,990,000       85.2%           N/A

    Offer for Securities Listed Below:
     Maximum Tender Offers

     6.125%
    Notes due
     March 15,
      2007        $599,772,000   $359,835,000       60.0%            1

     5.950%
    Notes due
     Nov. 1,
      2008        $524,873,000    Cancelled      Cancelled      Cancelled


The Maximum Tender Offers are scheduled to expire at 12:00 midnight, New York City time, on Dec. 14, 2005, unless extended. Holders of securities subject to the Maximum Tender Offers who validly tendered and did not withdraw their securities on or before the early tender date and whose securities are accepted for purchase will receive the applicable Full Tender Offer consideration. Holders of securities subject to the Maximum Tender Offers who validly tender their securities after the early tender date and at or before the Maximum Tender Offers expiration date, and whose securities are accepted for purchase, will receive the applicable Late Tender Offer Consideration, which is the applicable Full Tender Offer Consideration minus $10.00 per $1,000 in principal amount of securities tendered by such holder. All payments for securities purchased in the Maximum Tender Offers will include accrued and unpaid interest on the principal amount of securities tendered up to, but not including, the Settlement Date for the Maximum Tender Offers, which is currently expected to be Dec. 15, 2005. The terms and conditions of the Maximum Tender Offers, including the conditions to Weyerhaeuser's obligation to accept any securities tendered and to pay the applicable Full Tender Offer Consideration or the applicable Late Tender Offer Consideration, as the case may be, in each case plus accrued and unpaid interest up to, but not including, the settlement date for such offer, are set forth in the Offer to Purchase dated November 16, 2005.

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JPMorgan Securities, Inc. and Banc of America Securities LLC are the dealer managers for the Offer and Deutsche Bank Securities, Inc. is co-dealer manager for the Offer. Global Bondholder Services Corporation is the Depositary and Information Agent for the Offer. This news release is neither an offer to purchase nor a solicitation of an offer to sell securities. The offers are made only by the Offer to Purchase dated November 16, 2005 and the information in this news release is qualified by reference to the Offer to Purchase. Persons with questions regarding the offers should contact JPMorgan toll free at (866) 834-4666 or collect (212) 834-4077, Attn. Liability Management Group or Banc of America Securities LLC toll free at (866) 475-9886 or collect at (704) 388-4603, Attn. Liability Management Group. Requests for documents should be directed to Global Bondholder Services Corporation toll free at (866) 804-2200 or collect at
(212) 430-3774.

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2004, sales were $22.7 billion. It has offices or operations in 19 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at: http://www.weyerhaeuser.com.


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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  December 1, 2005
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